SUPPLEMENT DATED FEBRUARY 24, 1998
                              TO THE PROSPECTUS OF

                        Franklin Global Health Care Fund
                             dated September 1, 1997

The prospectus is amended as follows:

I. The following paragraph is added to the end of the section "Group Purchases - Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers:"

      A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

II. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," are replaced with the following:

      Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 4 which also apply to Class II purchases.

      Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

      1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

III. The following new category 5 is added to the list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers." The waiver categories numbered five through 15 in the prospectus are renumbered accordingly:

      5. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

         If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

         If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

IV. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

      Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

      For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

V. The following paragraph is added at the end of the section "How Do I Buy Shares?":

      For Investors Outside the U.S.

      The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

VI. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

      Contingent Deferred Sales Charge. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

      If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

VII. The following replaces the second paragraph found under "How Do I Sell Shares? - Contingent Deferred Sales Charge:"

      Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VIII. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

      Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

IX. The following definition is added to the "Useful Terms and Definitions" section:

      SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code